                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          ORTEC INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           ORTEC INTERNATIONAL, INC.
                        8000 COOPER AVENUE, BUILDING 28
                               GLENDALE, NY 11385

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 19, 1996


   The Annual Meeting of Stockholders of Ortec International, Inc. (the "Company") will be held at the Audubon Biomedical Science and Technology Park, 3960 Broadway, New York, New York, at 4:00 p.m. local time, to consider and act upon the following matters:

   1. To elect five directors to serve for the ensuing year.

   2. To ratify and approve the Company's 1996 Stock Option Plan.

   3. To ratify the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the current fiscal year.

   4. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Stockholders of record as of the close of business on April 15, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

                                              By Order of the Board of Directors



                                              Ron Lipstein
                                              Secretary

Glendale, New York
May 12, 1996

              WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                           ORTEC INTERNATIONAL, INC.
                        8000 COOPER AVENUE, BUILDING 28
                               GLENDALE, NY 11385
          PROXY STATEMENT FOR THE 1996 ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 19, 1996


   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ortec International, Inc. (the "Company") for use at the 1996 Annual Meeting of Stockholders to be held on Wednesday, June 19, 1996, and at any adjournment of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with a stockholder's instructions and, if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

   The Company's Annual Report on Form 10-KSB pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1995 is being mailed to stockholders together with this Proxy Statement.

VOTING SECURITIES AND VOTES REQUIRED

   At the close of business on April 15, 1996, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 3,613,985 shares of Common Stock of the Company. Stockholders are entitled to one vote per share.

   The affirmative vote of the holders of a plurality of the shares of Common Stock present or represented at the Annual Meeting is required for election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for the approval of the adoption of the Company's 1996 Stock Option Plan and the ratification of the selection by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the current fiscal year. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to such matter. Accordingly, a broker non-vote on a matter has no effect on the voting on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information as of April 15, 1996, with respect to the beneficial ownership of the Company's Common Stock by (i) each current director and nominee for director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Compensation of Executive Officers" below, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than five per cent (5%) of the outstanding shares of Common Stock of the Company.


                                             AMOUNT AND
                                              NATURE OF                   PERCENTAGE OF
NAME AND ADDRESS*                            BENEFICIAL                   OUTSTANDING
OF BENEFICIAL OWNER                          OWNERSHIP                    SHARES OWNED
----------------------------------------------------------------------------------------
     Steven Katz ......................       298,507(1)(4)                  8.2%(5)
     Mark Eisenberg ...................       598,000(4)                    16.5
     Ron Lipstein .....................       298,606(2)(4)                  8.2(6)
     Alain Klapholz ...................       298,607(3)(4)                  8.2
     Joseph Stechler ..................       365,480(4)(7)                 15.3
     Home Insurance Company
       59 Maiden Lane
       New York, NY 10038 .............       161,111(8)                     8.2
     All officers and directors as
     a group (five persons) ...........     1,859,200                       56.6
------------------

* The addresses of all of the persons in the foregoing table, except Home Insurance Company, are at the Company's offices, 8000 Cooper Avenue, Glendale, NY 11385.

** The number of Shares of Common Stock beneficially owned by each person or entity is determined under rules promulgated by the Securities and Exchange Commission (the "Commission"). Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The percentage of the Company's outstanding shares is calculated by including among the shares owned by such person any shares which such person or entity has the right to acquire within 60 days after April 15, 1996. Unless otherwise indicated, each person or entity referred to above has sole voting and investment power with respect to the shares listed. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

(1) Includes 41,000 shares owned by Dr. Katz's children, their spouses and his grandchildren. Dr. Katz disclaims any beneficial interest in such 41,000 shares.

(2) Includes 30,000 shares owned by Mr. Lipstein's children. Mr. Lipstein disclaims any beneficial interest in such 30,000 shares.

(3) Includes 30,000 shares owned by Mr. Klapholz' children. Mr. Klapholz disclaims any beneficial interest in such 30,000 shares.

(4) Mr. Stechler has an outstanding option to purchase from Drs. Eisenberg and Katz and Messrs. Lipstein and Klapholz an aggregate of 27,000 of the Company's shares of Common Stock at a price of $10.00 per share. Such option expires on July 15, 1997. The number of shares listed above are before the exercise of any such options.

(5) Does not include 20,000 shares to be issued to Dr. Katz upon his exercise of options, all of which are exercisable at $6.00 per share and expire on March 31, 2001. The grant of such options, however, is conditioned upon shareholder approval of the Company's 1996 Stock Option Plan at the Company's Annual Meeting, scheduled for June 19, 1996.

(6) Does not include 15,000 shares to be issued to Mr. Lipstein upon his exercise of options, all of which are exercisable at $6.00 per share and expire on March 31, 2001. The grant of such options, however, is conditioned upon shareholder approval of the Company's 1996 Stock Option Plan at the Company's Annual Meeting, scheduled for June 19, 1996.

(7) Includes 10,000 shares owned by Stechler & Company. Does not include up to 188,936 shares to be issued by the Company to Mr. Stechler or Stechler & Company upon their exercise of outstanding warrants, 79,206 of which are exercisable at $1.00 per share and expire January 19, 2000, 86,930 of which are exercisable at $9.425 per share and expire on December 31, 1997, 11,400 of which are the publicly held Class A Warrants exercisable at $10.00 per share and which expire July 19, 1997, and 11,400 of which are the publicly held Class B Warrants exercisable at $15.00 per share and which expire January 19, 1999.

(8) Does not include up to 137,707 shares to be issued by the Company to Home Insurance Company upon Home Insurance Company's exercise of outstanding warrants, 127,707 of which are exercisable at $1.00 per share and expire January 19, 2000, and 10,000 of which are exercisable at $12.00 per share and expire July 21, 1997.

ELECTION OF DIRECTORS

   The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by management. Each director will be elected to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. There are no family relationships between or among any officers or directors of the Company.

NOMINEES

   Set forth below for each nominee as a director of the Company is his name and age, position with the Company, principal occupation and business experience during the past five years and the date of the commencement of each director's term as a director.

Name                       Age          Position
----                       ---          --------
Dr. Steven Katz            51           President, Chief Executive Officer and Chairman of the Board of Directors

Dr. Mark Eisenberg         58           Senior Vice President, Research and Development and Director

Ron Lipstein               40           Secretary, Treasurer, Chief Financial Officer and Director

Alain M. Klapholz          39           Vice President, Operations and Director

Mr. Joseph Stechler        44           Director

   Dr. Steven Katz, a founder of the Company, has been a director of the Company since its inception in 1991 and was elected chairman of its Board of Directors in September, 1994. He has been employed part time by the Company and a predecessor since 1991. Dr. Katz has also been a professor of Economics and Finance at Bernard Baruch College in New York City since 1972. Dr. Katz devotes 50% to 75% of his time to the Company. He has a Ph.D. in Finance and Statistics as well as an MBA and MS in Operations Research, both from New York University.

   Dr. Mark Eisenberg, a founder of the Company, has been a director and senior vice president of the Company since 1991. Dr. Eisenberg has also been a consultant to the Company since June 1991. See "Eisenberg Consulting Agreement". He has been a physician in private practice in Sydney, Australia, since 1967. He is a member and co-founder of the Dystrophic Epidermolysis Bullosa clinic at the Prince of Wales Hospital for children in Sydney, Australia. He has done extensive research on EB disease and has published widely on this subject in medical journals.

   Ron Lipstein, a founder of the Company, has been the secretary and treasurer and a director of the Company since 1991. He has been employed part time by the Company and a predecessor since 1991. Mr. Lipstein has been president and chief executive officer of Dollspart Supply Co., Inc., a mail order supply company, since 1987. He devotes 50% to 75% of his time to the Company. Mr. Lipstein, who is a certified public accountant, was employed as an accountant by Touche Ross & Company, a national public accounting firm, from 1979 to 1987.

   Alain M. Klapholz, a founder of the Company, has been a vice president and a director of the Company since 1991. He has been employed full time by the Company since September, 1991. From 1989 to 1990 Mr. Klapholz was the president of Klapholz & Associates, a consulting firm that serviced and assisted medical device and biotechnology firms in developing business plans and raising capital. In 1990 and until August 1991 he was chief financial officer of Applied DNA Systems, a publicly held biotechnology company. Mr. Klapholz has an M.B.A. from New York University. Until December 14, 1998, Patterson Travis, Inc., the underwriter of the Company's securities in December 1995 and January 1996, has the right to designate a director who will replace Mr. Klapholz. Patterson Travis has not yet made a designation.

   Joseph Stechler has been a director of the Company since 1992. He has been president and CEO of Stechler & Company, an investment management firm, since 1986, and since 1990 he has been the general partner of Old Ironsides Capital, L.P., an investment fund. Prior to that he was a securities analyst with several investment firms. Mr. Stechler has a J.D. degree from Columbia University and an LLM degree in corporate law from New York University.

SIGNIFICANT EMPLOYEES

   Dr. Melvin Silberklang supervises the Company's laboratory facility at Cornell and will supervise its New York City laboratory at the Audubon Biomedical Service and Technology Park when construction is completed. From 1993 to 1995, Dr. Silberklang was employed by Enzon, Inc. of Piscataway, New Jersey, as Senior Director of Process Research and Development, supervising a multi-disciplinary staff of 18. From 1981 to 1993 Dr. Silberklang was employed by Merck Research Laboratories of Rahway, New Jersey, where from 1988 to 1993 he was Associate Director of Cellular and Molecular Biology. In that capacity Dr. Silberklang directed research and development for five major protein products and managed transfers of research results to large scale production. From 1985 to 1988 Dr. Silberklang was a research fellow in Merck's Department of Cellular and Molecular Biology where he developed and executed a capital expenditure plan to fully equip both molecular biology and production facility laboratories.

CONSULTANTS

   The Company retains Dr. Richard L. Kronenthal, the Chairman of its Scientific Advisory Board, as a consultant at a minimum annual fee of $36,000. As part of his consulting services, Dr. Kronenthal has taken the major responsibility in directing the Company's research and development efforts. For more than 30 years prior to 1989 Dr. Kronenthal was employed by Ethicon, Inc., a division of Johnson and Johnson, the last four years as Ethicon's director of research and development. Prior to his retirement in 1989, Dr. Kronenthal was responsible for Ethicon's development of a variety of successful surgical products. During his more than thirty years with Ethicon, Dr. Kronenthal held increasingly responsible positions involving the worldwide commercialization of products derived from collagen as well as synthetic absorbable and other materials. Since 1989 Dr. Kronenthal has been president of Kronenthal Associates, Inc., which provides technical and business consulting services for investors and companies in the health care field.

   The Company also retains Dr. Lisa Staiano-Coico, Associate Dean of Cornell University Medical School, as a consultant, to assist and advise in the further development and production of the Company's composite cultured skin. In addition to the compensation of $4,160 per month paid by the Company to Dr. Staiano-Coico, the Company has granted to Dr. Staiano-Coico warrants to purchase up to 6,700 shares of the Company's Common Stock at an exercise price of $12 per share. The warrants granted Dr. Staiano-Coico expire May 31, 1998.

SCIENTIFIC ADVISORY BOARD

   The Company has secured medical doctors expert in dermatology and surgery and an expert in the field of development of biomedical and other health care products, to serve on the Company's Scientific Advisory Board to advise the Company in the further development of its technology and to provide guidance for the Company's research strategy. The following persons are serving on the Company's Scientific Advisory Board:

       Dr. Richard L. Kronenthal - Chairman of the Company's Scientific Advisory Board.

       Dr. Eugene Bauer - Chairman of Dermatology at, and Dean of, the Stanford University School of Medicine.

       Dr. Joseph McGuire - Professor of Dermatology and Pediatrics at Stanford University School of Medicine.

       Dr. Andrew Salzberg - of the Westchester Medical Center and Co-Director of its burn unit. Dr. Salzberg is a plastic surgeon with extensive experience in skin grafts.

   The Company compensates the members of its Scientific Advisory Board other than Dr. Kronenthal for their time and expenses only, with minimum payments of $5,000 per year to each member. The Company has granted to the following members of its Scientific Advisory Board warrants to purchase shares of the Company's Common Stock at exercise prices ranging from $9.425 to $10 per share:
(i) to Dr. Salzberg warrants expiring in August 1997 to purchase 2,660 shares,
(ii) to Dr. Bauer warrants expiring in September 1997 to purchase 2,000 shares,
(iii) to Dr. McGuire warrants expiring in April 1998 to purchase 2,000 shares and (iv) to Dr. Kronenthal warrants expiring in March 2000 to purchase 2,000 shares. The Company also has agreed to grant to an academic, charitable, or research institution designated by a former Scientific Advisory Board member warrants which expire in April 1998 to purchase 2,000 shares of Common Stock at $9.425 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stechler Agreement

   Pursuant to an agreement dated June 19, 1992, and amended November 30, 1992, by and among Mr. Stechler, the Company, Dr. Katz and Messrs. Klapholz and Lipstein (the "June 1992 Agreement"), the Company (i) sold to Mr. Stechler 53,040 of its shares at a per share price of $9.425, or an aggregate of $499,902, and (ii) granted to Mr. Stechler warrants exercisable until November 30, 1994, to purchase an additional 79,570 of its shares at an exercise price of $9.425 per share. The Company subsequently extended the expiration date of such warrants to December 31, 1997.

   Prior to June 1994, Mr. Stechler purchased an aggregate of 55,000 of the Company's shares of Common Stock from Dr. Katz and Messrs. Lipstein and Klapholz at a price of $5.00 per share pursuant to options granted by such sellers to Mr. Stechler as further consideration for Mr. Stechler's purchase of the 53,040 shares under the June 1992 Agreement.

   In August 1993, Mr. Stechler entered into an agreement with Drs. Eisenberg and Katz and Messrs. Klapholz and Lipstein, pursuant to which he purchased an aggregate of 5,000 shares of Common Stock owned by such persons at a purchase price of $10.00 per share. Under this agreement, as subsequently modified, Mr. Stechler still has the right until July 15, 1997 to purchase an additional 27,000 shares in aggregate from Drs. Eisenberg and Katz and Messrs. Klapholz and Lipstein at $10.00 per share.

Eisenberg Consulting Agreement

   Pursuant to a consulting agreement (the "Consulting Agreement") dated June 7, 1991, as amended on September 1, 1992, between the Company and Dr. Eisenberg, the Company has retained the services of Dr. Eisenberg as a consultant until August 31, 2005.

   Under the Consulting Agreement, Dr. Eisenberg devotes 20 hours per week to the Company. The Company pays Dr. Eisenberg an annual salary of $73,000 as well as $58 per hour for each hour in excess of twenty hours per week spent by Dr. Eisenberg on the Company's affairs. Dr. Eisenberg's fee is subject to annual increases based on certain formulas.

   In addition, Dr. Eisenberg will receive a bonus in the event that the Company files for the registration of any patent based on a significant advance that has been developed under his supervision or direction and which the Company's Board of Directors determines to have significant commercial application. The amount of any such bonus shall be determined by the Board of Directors of the Company, but shall not be less than $30,000 per patent registration, provided that bonuses may not aggregate more than $60,000 during any twelve-month period.

   Dr. Eisenberg has agreed not to compete with the Company until one year after termination of the Consulting Agreement.

Loan Repayment

   In January 1996, from the net proceeds received by the Company from the public offering of its securities, $246,500 was used to repay non-interest bearing loans made to the Company from June through November 1, 1995 by Dr. Steven Katz ($196,500) and by Dollspart Supply Co., Inc., which is wholly owned by Mr. Ron Lipstein ($50,000).

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

   During 1995 the Company did not have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "'34 Act"), and as such was not subject to the filing requirements of Forms 3,4 or 5 as promulgated under Section 16(a) of the '34 Act.

BOARD AND COMMITTEE MEETINGS

   Neither the Company's Common Stock nor any of its other securities were publicly traded in 1995. The Company's Board of Directors did not meet in 1995 and Board action taken in 1995 was by unanimous written consent of all the directors in lieu of a meeting. The Company does not have standing audit, nominating or compensation committees for its Board of Directors or committees performing similar functions. All such functions are performed by the Company's Board of Directors.

Compensation of Executive Officers

                                                                                                     OTHER ANNUAL
     NAME AND PRINCIPAL POSITION           YEAR                         SALARY            BONUS      COMPENSATION
     ------------------------------------------------------------------------------------------------------------
     Dr. Steven Katz, President            1995                      $74,000                 --            $6,000*
                                           1994                      $75,980                 --            $6,000*
                                           1993                      $70,219                 --            $2,500*

     ------------------
     *in lieu of health insurance


EMPLOYEE STOCK PLANS

   The Company currently does not maintain any employee stock plans. For a discussion of the Company's proposed 1996 Stock Option Plan, see "Proposal to Approve the 1996 Stock Option Plan" herein.

COMPENSATION OF DIRECTORS

   Although Mr. Klapholz is employed on a full-time basis by the Company, and Dr. Eisenberg and Mr. Lipstein on a part-time basis, no compensation was paid by the Company to any director in 1995 for services rendered by him as a director or for committee participation or for special assignments as a director.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected the firm of Grant Thornton LLP ("Grant Thornton") as the Company's independent auditors for the current fiscal year. Grant Thornton has served as the Company's independent auditors since fiscal year 1994. Although stockholder ratification of the Board of Directors' selection of Grant Thornton is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of Grant Thornton.

   Representatives of Grant Thornton are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

                 PROPOSAL TO APPROVE THE 1996 STOCK OPTION PLAN

   The Board of Directors believes that the success of the Company depends, in large part, upon its ability to attract, retain and motivate key employees, advisers and consultants. Accordingly, in April 1996, the Board of Directors adopted, subject to approval by the stockholders, the 1996 Stock Option Plan (the "1996 Plan"). This proposal is being considered by the stockholders at the Annual Meeting and is discussed below.

   The following summary of the 1996 Plan is qualified in its entirety by the full text of the 1996 Plan, a copy of which is annexed to this Proxy Statement.

ADMINISTRATION AND ELIGIBILITY

   The 1996 Plan provides for the grant of stock options to officers, directors, key employees, advisers and consultants of the Company. The maximum number of shares of Common Stock available for issuance under the 1996 Plan is 350,000 shares. Under the 1996 Plan, the Company may grant incentive stock options or options not intended to qualify as incentive stock options.

   The 1996 Plan provides for the granting of (i) Incentive Stock Options intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 to the Company's key employees and (ii) Nonstatutory Stock Options which are not to be treated as incentive stock options to the Company's directors, key employees, advisers and consultants.

   The 1996 Plan is to be administered by the Board of Directors, or if the Directors appoint a Stock Option Committee of the Board of Directors (the "Committee"), by such committee. Any construction or interpretation of such terms and provisions of the 1996 Plan by the Board or Committee are final and conclusive. Subject to the provisions of the 1996 Plan, the Board or Committee shall have the authority to select the individuals to whom options are granted and the number of shares to be included in each option. Non-employee directors, advisers and consultants may only be granted Nonstatutory Stock Options.

   No Incentive Stock Option granted under the 1996 Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant.

   A Nonstatutory Stock Option granted under the 1996 Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years).

   If the employment of an employee by the Company or any subsidiary of the Company shall be terminated either voluntarily by the employee or for cause, then such employee's Options shall immediately expire. If such employment or services shall terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination. For purposes of the 1996 Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause.

   If the holder of any Options under the 1996 Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than the employee's voluntary termination of his employment or for cause, then such Options may be exercised by the estate of such employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one (1) year after such death.

   If the holder of any Options under the 1996 Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may be exercised at any time within one (1) year after his termination of employment due to this disability.

   If the services of a non-employee Director of the Company shall be terminated by the Company for cause, then his Options shall immediately expire. If such services shall terminate for any other reason (including the death or disability of a non-employee Director), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination. In the event of the death of a non-employee Director, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such non-employee Director at any time within one (1) year after such death.

   Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options under the 1996 Plan, such Options may be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

   Options granted under the 1996 Plan may provide for the payment of the exercise price by the delivery of a check to the order of the Company in an amount equal to the exercise price, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment.

   All options are nontransferable other than by will or the laws of descent and distribution.

MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

   In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Board or Committee in the aggregate number of shares available under the 1996 Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option and payment of the exercise price, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted pursuant to the 1996 Plan from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

AMENDMENT AND TERMINATION OF THE 1996 PLAN

   The 1996 Plan shall terminate on June 5, 2006, which is within ten (10) years from the date of its adoption by the Board of Directors and stockholders, or sooner as hereinafter provided, and no Option shall be granted after termination of the 1996 Plan.

   The 1996 Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

   The Board of Directors may at any time, on or before the termination date of the 1996 Plan, terminate the 1996 Plan, or from time to time make such modifications or amendments to the 1996 Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or other persons, or class of employees or other persons eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amending or supplementing the Code.

FEDERAL INCOME TAX CONSEQUENCES

   The following is a summary of the federal income tax treatment of incentive stock options and non-statutory stock options. The tax consequences recognized by an optionee may vary; therefore, an optionee should consult his or her tax advisor for advice concerning any specific transaction.

   Incentive Stock Options. No taxable income will be recognized by an optionee upon the grant or exercise of an incentive stock option granted under the 1996 Plan. The difference between the exercise price and the fair market value of the stock on the date of exercise will be included in alternative minimum taxable income for purposes of the alternative minimum tax. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at rates of 26% to 28%, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

   Generally, if an optionee holds shares acquired upon the exercise of incentive stock options until the later of (i) two years form the date of grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale of the stock is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to treat such increase as capital gain.

   If the optionee sells the shares prior to the expiration of the Statutory Holding Period, he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the option price, or (ii) the amount realized on the disposition of the stock less the option price, and the Company will receive a corresponding business expense deduction. However, special rules may apply to options held by persons required to file reports under Section 16 of the '34 Act. The amount by which the proceeds of the sale exceeds the fair market value of the shares on the date of exercise will be treated as long-term capital gain if the shares are held for a more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If an optionee sells the shares acquired upon exercise of an option at a price less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period.

   Non-Statutory Stock Options. No taxable income is recognized by the optionee upon the grant of a Non-Statutory Option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. However, special rules may apply to options held by persons required to file reports under Section 16 of the '34 Act. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee, subject to Section 162(m) of the Code. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

BOARD RECOMMENDATION

   The Board of Directors believes that the approval of the 1996 Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR this proposal.

                               NEW PLAN BENEFITS

   Because the Company, to date, has never had a stock option plan, and because Incentive Stock Options and Non-Statutory Stock Options granted to key employees of the Company under the 1996 Plan are discretionary, the Company cannot presently determine the benefits to be received by any particular individual or particular group of individuals for such options under the 1996 Plan. The following table, however, sets forth the benefits (losses) to have been received by the below named executive, executives as a group, non-executive directors as a group and non-executive officer employees as a group under the 1996 Plan if such 1996 Plan had been in effect in 1995.

     NAME AND POSITION                     DOLLAR VALUE(1)         NUMBER OF SHARES(2)(3)
     ------------------------------------------------------------------------------------
     Dr. Steven Katz
     Chief Executive Officer                     --                     20,000(4)
     Executive Group                             --                     35,000(4)
     Non-Executive Director Group                --                          0
     Non-Executive Officer Employee Group        --                     13,500(4)



(1) As the shares of Common Stock underlying the Options are unregistered and thereby not currently publicly traded, no dollar value can presently be attributed to such shares.

(2) Does not include Options to purchase an aggregate of 57,500 shares of Common Stock granted to individuals for services rendered to the Company, two of whom are members of the Company's Scientific Advisory Board, and none of whom are employees, officers or directors of the Company.

(3)  Subject to shareholder approval of the 1996 Plan.

(4) Includes 20,000 shares to be issued to Dr. Katz and 15,000 shares to be issued to Ron Lipstein upon their exercise of Options, all of which are exercisable at $6.25 per share and expire on March 31, 2001.

                                 OTHER MATTERS

   Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

   All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile mail and personal interviews, and the Company reserves the right to compensate outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

   Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its principal office in Glendale, New York not later than January 15, 1997 for inclusion in the proxy statement for that meeting.

                                        By Order of the Board of Directors,



                                        Ron Lipstein, Secretary

                                        May 12, 1996



              THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR SHARES PERSONALLY, EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                           ORTEC INTERNATIONAL, INC.
                             1996 STOCK OPTION PLAN

   1. Purpose of the Plan. The Ortec International, Inc. 1996 Stock Option Plan (the "Plan") is intended to advance the interests of Ortec International, Inc. (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling employees to acquire proprietary interests in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" (which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined), to qualified employees. In addition, the Plan also provides for the granting of "Nonstatutory Stock Options" to all non-employee Directors of the Company, as consideration for their services and for attending meetings of the Board of Directors, and also provides for the granting of "Nonstatutory Stock Options" to consultants and advisors who provide services to the Company.

   2. Administration. The Plan shall be administered by the Board of Directors, or if the Board of Directors elects, a committee (the "Committee") consisting of at least two (2) Directors chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board or Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan, except as otherwise provided by law.

   3. Shares subject to the Plan. The stock subject to grant under the Plan shall be shares of the Company's common stock, $.001 par value (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed three hundred fifty thousand (350,000) shares, subject to adjustment in accordance with the provisions of
Section 12 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under this Plan.

   4. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board or Committee and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the person to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof.

   5. Discretionary Grant Participation. The class of persons which shall be eligible to receive discretionary grants of Options under the Plan shall be all key employees (including officers) of either the Company or any subsidiary corporation of the Company and consultants and advisors who provide services to the Company or any subsidiary of the Company, other than in connection with the offer or sale of securities in a capital raising transaction. Such persons shall be entitled to receive (i) Incentive Stock Options, as described in
Section 6 hereafter and (ii) Nonstatutory Stock Options, as described in
Section 7 hereafter. Consultants and advisors shall be entitled only to receive Nonstatutory Stock Options. The Board or Committee, in their sole discretion, but subject to the provisions of the Plan, shall determine the employees, consultants or advisers of the Company or its subsidiary corporations to whom Options shall be granted and the number of shares to be covered by each Option taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board or Committee may deem relevant.

   6. Incentive Stock Options. The Board or Committee may grant Options under the Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") (such Options referred to herein as "Incentive Stock Options"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by
Section 422 of the Code:

   (a) No Incentive Stock Option shall be granted to individuals other than key employees of the Company or of a subsidiary corporation of the Company.

   (b) Each Incentive Stock Option under the Plan must be granted prior to June 5, 2006, which is within ten (10) years from the date the Plan was adopted by the Board of Directors and stockholders.

   (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

   (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a subsidiary corporation, of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 10 hereof.

   (e) For purposes of determining stock ownership under this Section 6, the attribution rules of Section 425(d) of the Code shall apply.

   (f) For purposes of the Plan, fair market value shall be determined by the Board or Committee and, if the Common Stock is listed on a national securities exchange or traded on the Over-the-Counter market, the fair market value shall be the closing price of the Common Stock on such exchange, or on the Over-the-Counter market as reported by the National Quotation Bureau, Incorporated, as the case may be, on the day on which the Option is granted or on the day on which a determination of fair market value is required under the Plan, or, if there is no trading or closing price on that day, the closing price on the most recent day preceding the day for which such prices are available.

   7. Nonstatutory Stock Options. The Board or Committee may grant Options under the Plan which are not intended to meet the requirements of Section 422 of the Code, as well as Options which are intended to meet the requirements of
Section 422 of the Code, but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options which are not intended to meet these requirements shall be subject to the following terms and conditions:

   (a) A Nonstatutory Stock Option may be granted to any person eligible to receive an Option under the Plan pursuant to Section 5 hereof.

   (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board or Committee, in their absolute discretion, at the time of the grant of the Nonstatutory Stock Option.

   (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board or Committee (not to exceed 10 years), and shall be subject to earlier termination as expressly provided in
Section 10 hereof.

   8. Rights of Option Holders. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of his Option.

   9. Transferability. No Option granted under the Plan shall be transferable by the individual to whom it was granted otherwise than by will or the laws of decent and distribution, and, during the lifetime of such individual, shall not be exercisable by any other person, but only by him.

   10. Termination of Employment or Death.

   (a) If the employment of an employee by the Company or any subsidiary of the Company shall be terminated voluntarily by the employee or for cause, then his Options shall expire forthwith. Except as provided in subsections (b) and (c) of this Section 10, if such employment or services shall terminate for any other reason, then such Options may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (e) of this Section 10. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization shall not be considered to have terminated his employment.

   (b) If the holder of any Options under the Plan dies (i) while employed by the Company or a subsidiary of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or for cause, then such Options may, subject to the provisions of subparagraph (e) of this Section 10, be exercised by the estate of the employee or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such employee at any time within one
(1) year after such death.

   (c) If the holder of any Options under the Plan ceases employment because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or a subsidiary of the Company, then such Options may, subject to the provision of subparagraph (e) of this Section 10, be exercised at any time within one (1) year after his termination of employment due to this disability.

   (d) If the services of a non-employee Director of the Company shall be terminated by the Company for cause, then his Options shall expire forthwith. If such services shall terminate for any other reason (including the death or disability of a non-employee Director), he shall resign as a director of the Company or his term shall expire, then such Options may be exercised at any time within one (1) year after such termination, subject to the provisions of subparagraph (e) of this Section 10. In the event of the death of a non-employee Director, his Options may be exercised by his estate or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such non-employee Director at any time within one (1) year after such death.

   (e) Upon the death of any consultant or advisor to the Company or any of its subsidiaries, who is granted any Options hereunder, such Options may, subject to the provisions of subparagraph (f) of this Section 10, be exercised by the estate of such person or by a person who acquired the right to exercise such Options by bequest or inheritance or by reason of the death of such person at any time within one (1) year after such death.

   (f) An Option may not be exercised pursuant to this Section 10 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option.

   (g) For purposes of this Section 10, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by status or by contract.

   11. Exercise of Options.

   (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board or Committee, in their absolute discretion, may provide in any Stock Option Agreement that the exercise of any Option granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including but not limited to, a condition that the holder thereof remain in the employ or service of the Company or a subsidiary corporation of the Company for such period or periods of time from the date of grant of the Option, as the Board or Committee, in their absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds One Hundred Thousand Dollars ($100,000), the Board or Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

   (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of his check payable to the order of the Company; provided, however, that notwithstanding the foregoing provisions of this
Section 11 or any other terms, provisions or conditions of the Plan, at the written request of the optionee and upon approval by the Board of Directors or the Committee, shares acquired pursuant to the exercise of any Option may be paid for in full at the time of exercise by the surrender of shares of Common Stock of the Company held by or for the account of the optionee at the time of exercise to the extent permitted by subsection (c)(5) of Section 422 of the Code and, with respect to any person who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent permitted by Section 16(b) of the Exchange Act and the Rules of the Securities and Exchange Commission, without liability to the Company. In such case, the fair market value of the surrendered shares shall be determined by the Board or Committee as of the date of exercise in the same manner as such value is determined upon the grant of an Incentive Stock Option.

   12. Adjustment Upon Change in Capitalization.

   (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Board or Committee in the aggregate number of shares available under the Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board or Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder from being disqualified as an "incentive stock option" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

   (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

   13. Further Conditions of Exercise.

   (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Securities Act.

   (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualifications and compliance.

   14. Effectiveness of the Plan. The Plan was originally adopted by the Board of Directors on April 1, 1996. The Plan was approved by the affirmative vote of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened on June 5, 1996.

   15. Termination, Modification and Amendment.

   (a) The Plan (but not Options previously granted under the Plan) shall terminate on June 5, 2006, which is within ten (10) years from the date of its adoption by the Board of Directors and stockholders, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

   (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

   (c) The Board of Directors may at any time, on or before the termination date referred to in Section 15(a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase (except as provided by Section 12 hereof) the maximum number of shares as to which Incentive Stock Options may be granted, or change the designation of the employees or class of employees eligible to receive Options or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from disqualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

   (d) No termination, modification or amendment of the Plan, may without the consent of the individual to whom an Option shall have been previously granted, adversely affect the rights conferred by such Option.

   16. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company.

   17. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

   18. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

   19. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the same meanings a set forth in Sections 425(e) and 425(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

   20. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the law of the State of New York.

       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 19, 1966

                           ORTEC INTERNATIONAL, INC.

Know all men by these presents, that the undersigned hereby constitutes and appoints Steven Katz and Ron Lipstein, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and vote with respect to all of the shares of the common stock of Ortec International, Inc., standing in the name of the undersigned at the close of business on April 15, 1996, at the Annual Meeting of Shareholders of the Company to be held on June 19, 1966 at the Audobon Biomedical Science and Technology Park, 3960 Broadway, New York, New York, and at any and all adjournments thereof, with all the powers that the undersigned would possess if personally present, and especially (but without limiting the general authorization and power hereby given) to vote as follows.

       This proxy is solicited by the Board of Directors of the Company.

                 (Continued and to be signed on reverse side.)

     Please mark your
[X]  votes as this
     example

                       FOR         AGAINST
1.  Election of        [ ]          [ ]
    Directors


Nominees are:
Steven Katz, Mark Eisenberg,
Ron Lipstein, Alain Klapholz
and Joseph Stechler

    (Instruction: To withhold authority to vote for any individual nominee, write that nominee s name in the space provided below.)

    -----------------------------------------------------------------------

2.  Approval of appointment of Grant Thornton as the Company's auditors.

                [ ] FOR         [ ] AGAINST          ABSTAIN [ ]

3. Approval of the Company's Stock Option Plan as to which options may be granted to the Company's employees and others for 350,000 shares.

                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

4. In their discretion upon such other measures as may properly come before the meeting, hereby ratifying and confirming all that said proxy may lawfully do or cause to be done by virtue hereof and hereby revoking all proxies heretofore given by the undersigned to vote at said meeting or any adjournment thereof.

                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN


The shares represented by this proxy will be voted in the manner directed, and if no instructions to the contrary are indicated, will be voted FOR all proposals listed above. Number of shares owned by Undersigned


SIGNATURE(S) _____________ DATE _______ SIGNATURE(S) _____________ DATE _______

IMPORTANT: Please sign exactly as your name or names are printed here. Each joint owner should each sign. Executors, administrators, trustees and other persons signing in a representative capacity should give their full title.





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